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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 8, 2007

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

           Nevada                      000-50944                 84-156582
 ---------------------------     ----------------------   ----------------------
(State or other jurisdiction     Commission File Number)        IRS Employer
     of incorporation)                                     Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                      --------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

On November 8, 2007, the Company's Board of Directors approved and adopted a "Insider Trading Policy". The purpose is to establish a corporate policy, as a part of the Company's developing corporate culture, to clearly state disapproval of trading in the Company's securities while in possession of material non-public information. The policy applies to the directors, officers, and key management, and also to all employees and outside third parties while they are in possession of material non-public information about the Company. The policy establishes:

         1. "windows" during which trading, in the absence of possession of material non-public information, is permitted;

         2. permits the Company to limit those windows when it is clear that otherwise permitted persons have such possession; and

         3. provides for a procedure for persons to obtain clarification of their position before engaging in transactions.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.5      Insider Trading Policy



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBAL RESOURCE CORPORATION


                                         By: /s/ Frank G. Pringle , President
                                         -------------------------

November 12, 2007